THIRTY-THIRD AGREEMENT AMENDING
NEW ENGLAND POWER POOL AGREEMENT



     THIS THIRTY-THIRD AGREEMENT, dated as of the 1st day of December, 1996, is entered into by the signatory Participants for the amendment and restatement by them of the New England Power Pool Agreement dated as of September, 1, 1971 (the "NEPOOL Agreement"), as previously amended by thirty
(30) amendments, the most recent of which was dated as of September 1, 1995.

     WHEREAS, the signatory Participants propose to restate the NEPOOL Agreement to provide for a restructured New England Power Pool and to include as part of such restated pool agreement a NEPOOL Open Access Transmission Tariff (the "Tariff");

     NOW THEREFORE, the signatory Participants hereby agree as follows:

SECTION I
AMENDMENT AND RESTATEMENT OF NEPOOL AGREEMENT

     The NEPOOL Agreement as in effect on December 1, 1996 (the "Prior NEPOOL Agreement") is amended and restated, as of the effective dates provided in
Section II, to read as provided in Exhibit A hereto (the "Restated NEPOOL Agreement").

SECTION II
EFFECTIVENESS OF THE THIRTY-THIRD AGREEMENT

     This Thirty-Third Agreement, and the amendment and restatement provided for above, shall become effective as follows:

     (1) Parts One, Two, Four and Five, of the Restated NEPOOL Agreement and all of the provisions of the Tariff shall become effective, and Sections 1 to 8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and
             16 of the Prior NEPOOL Agreement shall cease to b e in effect, on March 1, 1997 or on such other date as the Federal Energy Regulatory Commission ("Commission") shall provide that such portion of the Restated NEPOOL Agreement shall become effective (the "First Effective Date"); and

     (2) the remaining portions of the Restated NEPOOL Agreement shall become effective, and Sections 9, 12, 14.1, 14.5, 14.6, 14.7,
             14.8 and 15 of the Prior NEPOOL Agreement together with the related exhibits and supplements to the Prior NEPOOL Agreement shall cease to be in effect, on July 1, 1997 or such other date on or before January 1, 1998 as the NEPOOL Management Committee may fix, after it has determined that the necessary detailed criteria, rules and standards and computer programs to implement such remaining portions of the Restated NEPOOL Agreement are in place, or on such other date or dates as the Federal Energy Regulatory Commission may fix, on its own or pursuant to the request of the Management Committee, (the "Second Effective Date").

SECTION III
INTENT OF AGREEMENT

      This Thirty-Third Agreement is intended by the signatories hereto to effect a comprehensive amendment and restatement of the NEPOOL Agreement and to provide a regional open access transmission arrangement in accordance with the Restated NEPOOL Agreement and the Tariff, which is Attachment B to the Restated NEPOOL Agreement. Subject to the understandings expressed in the balance of this Section and in Section IV, the signatories agree to support the acceptance of the Thirty-Third Agreement by the Commission.

      Subject to the understandings expressed in Section IV of this Agreement, in entering into this Thirty-Third Agreement the signatories expressly condition their commitment on acceptance of this Thirty-Third Agreement, including the Restated NEPOOL Agreement and the Tariff, by the Commission and any other regulatory body having jurisdiction without significant conditions or modifications. If significant conditions are imposed or significant modifications are required, the signatories reserve the right to renegotiate the Thirty-Third Agreement as a whole or to terminate it.

SECTION IV
ALTERNATIVE AMENDMENTS

     The signatories have been unable to reach final agreement on two aspects of the transmission arrangements for a restructured NEPOOL which would be in effect after the five-year Transition Period provided for in the Tariff, as follows:

      (a) the continued treatment of "grandfathered contracts" as Excepted Transactions; and

      (b) the continuance and treatment of Participant Regional Network Service rates which differ from an average Regional Network Service rate.

It is agreed that any Participant which signs this Agreement shall be entitled to take any position before the Commission that it deems best with respect to either of these two aspects of the transmission arrangements.

     However, Participants signing this Agreement are requested to consider the proposed treatment of these aspects of the transmission arrangements in the following Alternate A and Alternate B and to indicate, if they are willing, in the optional supplemental agreement on the signature page to this Agreement their position on these alternates. The alternates are as follows:

      Alternate A is as follows:
      1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

              (3) for the period from the effective date of the Tariff until the termination of the transmission agreement or the end of the Transition Period, whichever occurs first:

       2. The description of the "Participant RNS Rate" in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

          provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF Rate for Year Six and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

          provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF Rate for Year Six and thereafter.

      Alternate B is as follows:
      1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

          (3) for the period from the effective date of this Tariff until the termination of the transmission agreement:

      2. The description of the "Participant RNS Rate" in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

              provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be no less than 50% of the pre-1997 Pool PTF Rate for Year Six through Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

              provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five and thereafter shall be no greater than 127% of the pre-1997 Pool PTF Rate for Year Six, 123% of the pre-1997 Pool PTF Rate for Year Seven, 118% of the pre-1997 Pool PTF Rate for Year Eight, 112% of the pre-1997 Pool PTF Rate for Year Nine, 105% of the pre-1997 Pool PTF Rate for Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven a and thereafter.



SECTION V
USAGE OF DEFINED TERMS

     The usage in this Thirty-Third Agreement of terms which are defined in the Prior NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the Prior NEPOOL Agreement.

SECTION VI
COUNTERPARTS

     This Thirty-Third Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Third Agreement may be detached from any counterpart of this Thirty-Third Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Third Agreement identical in form thereto but having attached to it one or more signature pages.

     IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of December, 1996.


        COUNTERPART SIGNATURE PAGE
        TO THIRTY-THIRD AGREEMENT AMENDING
        NEW ENGLAND POWER POOL AGREEMENT

        DATED AS OF DECEMBER 1, 1996

     The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

EASTERN UTILITIES ASSOCIATES COMPANIES
  Blackstone Valley Electric Company
  Eastern Edison Company
  Montaup Electric Company
  Newport Electric Company
  (Participants)

By: /s/ Kevin A. Kirby
      Name:  Kevin A. Kirby
      Title: Vice President
      Address:  750 West Center Street
      West Bridgewater, MA 02379-0543

     SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

     The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended , effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

EASTERN UTILITIES ASSOCIATES COMPANIES
  Blackstone Valley Electric Company
  Eastern Edison Company
  Montaup Electric Company
  Newport Electric Company
  (Participants)

By:
              Name:
              Title:
              Address:  750 West Center Street
                        West Bridgewater, MA 02379-0543